                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 10, 2007
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                          RIVIERA HOLDINGS CORPORATION
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             (Exact name of registrant as specified in its charter)

          Nevada                    000-21430                 88-0296885
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      (State or other              (Commission               (IRS Employer
jurisdiction of incorporation)     File Number)           Identification No.)

  2901 Las Vegas Boulevard South, Las Vegas, Nevada              89109
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (702) 794-9237
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                                       N/A
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         (Former name or former address, if changed since last report.)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

        In connection with the pending litigation between Riviera Holdings
Corporation (the "Company") and Riv Acquisition Holdings Inc., and related parties ("RAH"), as previously disclosed, on April 17, 2007, a complaint for
Declaratory Relief (the "Complaint") was filed by RAH (the "Plaintiffs") in the
District Court of Clark County, Nevada (the "Court") (Case No. A539614). On May
2, 2007, the Complaint was amended and filed with the Court (the "Amended
Complaint") and was subsequently served upon the Company and its directors
(collectively, the "Defendants"). The Amended Complaint seeks relief from the
Defendants' determination that the Plaintiffs are prevented from engaging in any business combination with the Company for the three-year disqualification period due to the Plaintiffs entering into an option and lock-up agreement with Triple
Five Investco LLC ("T5") to purchase T5's holdings of the Company's common stock
("T5 Option Agreement"), among other things. On May 23, 2007, the Company filed its answer and a counter claim to the Amended Complaint.

        On August 10, 2007 a hearing on this matter was held. At the hearing the judge determined, among other things, that the Plaintiffs did not violate the
Nevada Business Combination Law Statute when it entered into the T5 Option
Agreement, and accordingly the Company is not prevented from negotiating with
RAH regarding their $34 per share proposed merger with the Company. The final terms of the decision are subject to a court order which has not yet been finalized. The Company intends to promptly contact RAH, as well as other interested bidders, regarding expeditiously proceeding forward with the
Company's strategic review process to maximize shareholder value.

        The Board of Directors of the Company has not at the present time determined to pursue any strategies or financial alternatives regarding the RAH proposed merger, and there is no assurance that the Board of Directors will recommend any alternatives.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RIVIERA HOLDINGS CORPORATION
                                           (Registrant)

Date: August 13, 2007
                                    By: /s/ Mark Lefever
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                                    Name:  Mark Lefever
                                    Title: Treasurer and Chief Financial Officer